UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 14, 2020
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value	OSTK	NASDAQ Global Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

 (e)       Executive Retention Agreements

On April 14, 2020 and April 16, 2020, Overstock.com, Inc. (the “Company”) entered into Employee Retention Agreements, the form of which was approved by the Compensation Committee of the Board of Directors (the “Retention Agreements”), with certain executive officers, including Jonathan E. Johnson III, the Company’s Chief Executive Officer and a member of the Board of Directors, David Nielsen, the Company’s President, Retail, Adrianne Lee, the Company’s Chief Financial Officer, and John Paul Knab, the Company’s Chief Marketing Officer. Pursuant to the Retention Agreements, in consideration of the executive’s continued rendering of services to the Company, the Company agrees that, in connection with the executive’s termination from the Company that is neither voluntary nor for cause, the Company will (i) pay the executive a severance amount equal to a lump sum cash payment computed by taking the executive’s monthly rate of pay and multiplying it by the number of years of service, but in no case greater than six months or less than two months worth of monthly pay, and (ii) accelerate the vesting of unvested equity awards which would have otherwise vested during a specified post-termination time period, the length of which is determined by using one month for each year of service, but in no case greater than six months or less than two months. The foregoing description of the Retention Agreements is qualified in its entirety to the full text of the Form of Retention Agreement, which is attached hereto as Exhibit 10.1.

Item 9.01    Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Executive Retention Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	April 17, 2020